Bill of Sale

This AGREEMENT entered into this 27 day of August, 2014, by and between

SWO & ISM, LLC, a Limited Liability Company organized and existing under the laws of the state of Nevada, with its' mailing address and chief executive office located at 1333 Burkesville Road, Albany, Kentucky 42602, by and through its authorized members, STEVE WALLACE, and MONICA TICER, hereinafter referred to as ("SELLER") and

FIRST COLUMBIA GOLD CORP, a Nevada Corporation with its principal place of business being 6000 Poplar Ave. Ste 250, Memphis, TN 38119, hereinafter referred to as ("BUYER");

WITNESSETH that for and consideration of the delivery, transfer and assignment by BUYER to SELLER of One Million shares of stock in FCGD , the receipt and sufficiency of which is hereby acknowledged, SELLER does hereby sell, transfer, and convey to BUYER and assigns the following described items of property:

For a complete list of property of which ownership and title is transferred to Buyer herein:

1. See Exhibit 1 hereto which is fully incorporated herein by reference as if copied in full herein (List of Unemcumbered items of personal property conveyed and transferred hereunder) and

2. See Exhibit 2 hereto which is fully incorporated herein by reference as if copied in full herein (List of Encumbered items of personal property conveyed and transferred hereunder).

Buyer shall be responsible for the indebtedness on the encumbered property herein and hold Seller harmless from liability.

3. See Exhibit 2-A: List of all property involved in litigation with Sierra Enterprises-William Peterson as specified in this Exhibit is exluded from the sale hereunder.

SELLER represents that all of the above described items are located at its business premises located at 1333 Burkesville Road, Albany, Kentucky 42602 or upon certain oil and gas leases of which Seller is an interest holder all being located in Kentucky and Tennessee.

Further Assurances. In connection with this Bill of Sale and the transactions contemplated hereby, each party to this Bill Of Sale will execute and deliver any additional documents and perform any additional acts that may be necessary or appropriate to effectuate and perform its obligations under this Bill Of Sale and the transactions contemplated hereby.

Seller hereby warrants that SWO & ISM, LLC is the lawful owner of said property and that the members listed herein, STEVE WALLACE and MONICA TICER have full legal right, power, and authority to sell said property.

Seller further warrants that the property listed in Exhibit 1 hereto to be free of all encumbrances, liens, security agreements, claims, demands, and charges of every kind whatsoever and will warrant and

defend the title to said property against any and all persons whomsoever.

Seller would set forth that the items of property contained in Exhibit 2 hereto is encumbered and liens do exist upon the title as set forth therein.

Seller warrants that they will timely (within 10 days of written request by Buyer) comply with the execution of any required documentation of transfer of title or ownership in regard to any of the subject property set forth on the list of property contained in the attached exhibits. Should Seller fail to comply with the execution of any required documents transferring title and ownership to the subject property, then Seller shall be responsible for any legal fees and other expenses incurred by Buyer in obtaining compliance therewith.

Any notice, request, instruction or other document to be given under this Bill Of Sale to any party hereunder by any other party hereunder shall be in writing and delivered personally, or sent by registered or certified mail, postage prepaid to the following addresses: FIRST COLUMBIA GOLD CORP, 6000 Poplar Ave. Ste 250, Memphis, TN 38119 or to such other address as a party hereto may hereafter designate in writing to the other party. Delivery as aforesaid of process or notice shall be sufficient and adequate to establish notice to the person served or notified.

Waiver Of Contractual Right. The failure of either party to enforce any provision of this Bill of Sale shall not be construed as a waiver or limitation of that party's right to subsequently enforce and compel strict compliance with every provision of this Agreement.

No Representations. Neither party has made any representations nor promises, other than those contained in this Bill of Sale or in a further writing signed by the party making the representation or promise.

IN WITNESS WHEREOF, the Parties have executed this Bill Of Sale on this ____ day of ____, 2014.

BUYER:

____
FIRST COLUMBIA GOLD CORP,
by and through its President, CLARENCE PARKS

SELLER:

____
SWO & ISM, LLC
STEVE WALLACE, MANAGING MEMBER

____
SWO & ISM, LLC
MONICA TICER, MANAGING MEMBER

STATE OF Kentucky
COUNTY OF Clinton

Personally appeared before me, the undersigned authority, a Notary Public in and for said County and State, the within named CLARENCE PARKS, President of First Columbia Gold Corp, with whom I am personally acquainted, and who, upon oath, acknowledged himself to be the President of First Columbia Gold Corp, and the within bargainor being authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as President of First Columbia Gold Corp.

Witness my hand and official seal on this the 12 day of September, 2014.

__________ - 454695
NOTARY PUBLIC

MY COMMISSION EXPIRES: November 8, 2015

STATE OF KENTUCKY
COUNTY OF CLINTON

Personally appeared before me, the undersigned authority, a Notary Public in and for said County and State, the within named STEVE WALLACE acting in his/her capacity as Managing Member of SWO & ISM, LLC, with whom I am personally acquainted, and who, upon oath, acknowledged himself to be the Managing Member of SWO & ISM, LLC, and the within bargainors being authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of the LLC by himself/herself as Managing Members of SWO & ISM, LLC.

Witness my hand and official seal on this the 11 day of September, 2014.

__________ - 454695
NOTARY PUBLIC

MY COMMISSION EXPIRES: November 8, 2015

STATE OF KENTUCKY
COUNTY OF CLINTON

Personally appeared before me, the undersigned authority, a Notary Public in and for said County and State, the within named MONICA TICER, acting in his/her capacity as Managing Member of SWO & ISM, LLC, with whom I am personally acquainted, and who, upon oath, acknowledged herself to be the Managing Member of SWO & ISM, LLC, and the within bargainors being authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of the LLC by himself/herself as Managing Members of SWO & ISM, LLC.

Witness my hand and official seal on this the 11 day of September, 2014.

__________ - 454695
NOTARY PUBLIC

MY COMMISSION EXPIRES: November 8, 2014

THIS INSTRUMENT PREPARED BY:

____
WANDA A. WHITE
ATTORNEY AT LAW
110 N. Washington Street
Albany, Kentucky 42602
(606) 387-4768